Significant accounting estimates and assumptions	12 Months Ended
Dec. 31, 2020
Disclosure of changes in accounting estimates [Abstract]
Significant Accounting Estimates And Assumptions

3. SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The outbreak of COVID-19 in 2020 has had a significant impact on the global economy including Korea. Financial and economic shocks may have negative impacts on the Group’s financial condition and results of operations in various forms both domestically and internationally, however, the Korean government is providing unprecedented financial and economic relief measures such as extension of maturity of loan receivables. Despite the announcement of these various forms of government support policies, the negative impact of the COVID-19 on the global economy continues.

Significant changes have been made in future forecast information affecting expected credit losses for the period ended December 31, 2020, and major economic factors are expected to remain negative for a considerable period of time after 2020 due to the influence of COVID-19, and uncertainties in recovery or deterioration will persist.

Considering this situation comprehensively, the Group updated the forward-looking information used to estimate expected credit losses in accordance with IFRS 9 Financial Instruments by changing major variables such as GDP to reflect the impact of COVID-19, which has brought a global economic recession. Also, the Group reflected the impact on the borrowers subject to deferred loan principal and interest payments. The measure is in line with the Korean government’s policies under which financial institutions in Korea are encouraged to provide financial support to particular sectors by extending loan terms and deferring interest payments with respect to small- and medium sized enterprises and small merchants affected by the COVID-19 pandemic.

<Woori Bank>

As abovementioned, Korean government has adopted policies for Korean banks to provide relief or assistance to customers affected by the COVID-19 pandemic and the Bank performs decision making processes, including internal assessments in order to determine borrowers eligible for such financial support.

The Bank determined that the credit risk of loans affected by the loan deferment has significantly increased; and evaluated that the possibility of default is high. As a result, total loans (Loans, payment guarantees) that are subject to loan deferment and interest deferment amount to 1,820,324 million Won, and expected credit loss allowance have increased for 219,231 million Won which consist of increases of corporate loan expected credit loss allowance for 210,173 million Won and retail loan expected credit loss allowance for 9,058 million Won.

Total loans (Loans, payment guarantees) that are subject to loan deferment and interest deferment consist of corporate loan of 1,697,899 million Won and retail loan of 122,425 million Won. Among total loans, loans changed its stage from 12-month to lifetime (Stage 2) expected credit losses amount to 1,650,526 million Won, which consist of corporate loan of 1,548,805 million Won and retail loan of 101,721 million Won. The Group will continue to assess the adequacy of forward-looking information related to the duration of the impact of COVID-19 on economy and government policies.

<Woori Card>

As of December 31, 2020, Woori Card has 9,136 million Won in financial assets at amortized cost related to borrowers eligible for financial support, and the additional provision is 196 million Won.

<Woori Financial Capital and Woori Investment Bank>

Woori Financial Capital and Woori Investment Bank increased their expected credit loss allowance by 18,457 million Won and 8,701 million Won, respectively.

The significant accounting estimates and assumptions are continuously being evaluated based on numerous factors including historical experiences and expectations of future events considered to be reasonably possible. Actual results can differ from those estimates based on such definitions. The accounting estimates and assumptions that contain significant risk of materially changing current book values of assets and liabilities in the next accounting periods are as follows:

(1) Income taxes

The Group has recognized current and deferred taxes based on best estimates of expected future income tax effect arising from the Group’s operations until the end of the current reporting period. However, actual tax payment may not be identical to the related assets and/or liabilities already recognized, and these differences may affect current taxes and deferred tax assets/liabilities at the time when income tax effects are finalized. Deferred tax assets relating to tax losses carried forward and deductible temporary differences are recognized only to the extent that it is probable that future taxable profit will be available against which the tax losses carried forward and the deductible temporary differences can be utilized. In this case the Group’s evaluation considers various factors such as estimated future taxable profit based on forecasted operating results, which are based on historical financial performance. The Group is reviewing the book value of deferred tax assets every end of the reporting period and in the event that the possibility of earning future taxable income changes, the deferred tax assets are adjusted up to taxable income sufficient to use deductible temporary differences.

(2) Valuation of financial instruments

Financial assets at FVTPL and FVTOCI are recognized in the consolidated financial statements at fair value. All derivatives are measured at fair value. Valuation techniques are required in order to determine fair values of financial instruments where observable market prices do not exist. Financial instruments that are not actively traded and have low price transparency will have less objective fair value and require broad judgment in liquidity, concentration, uncertainty in market factors and assumption in price determination and other risks.

As described in 2. Basis of Preparation and Significant Accounting Policies (9) 5) Fair value of financial instruments, when valuation techniques are used to determine the fair value of a financial instrument, various general and internally developed techniques are used, and various types of assumptions and variables are incorporated during the process.

(3) Impairment of financial instruments

IFRS 9 requires entities to measure allowance for credit losses equal to 12-month expected credit losses or lifetime expected credit losses after classifying financial assets into one of the three stages, which depends on the degree of increase in credit risk after their initial recognition.

	Stage 1	Stage 2	Stage 3
	Credit risk has not significantly increased since initial recognition(*)	Credit risk has significantly increased since initial recognition	Credit impaired
Allowance for expected credit losses	Expected 12-month credit losses: Expected credit losses due to possible defaults on financial instruments within a 12-month period from the year-end.	Expected lifetime credit losses: Expected credit losses from all possible defaults during the expected lifetime of the financial instruments.

(*)	Credit risk may be considered not to have been significantly increased when credit risk is low at year-end.

Allowance for credit losses is determined by the estimation of the expected cash flows for each borrower for estimating the individually assessed loan-loss allowance, and the assumptions and variables in the model used for estimating the collectively assessed loan-loss allowance, provisions for guarantees and provisions for unused loan commitment.

The Group has estimated the allowance for credit losses based on reasonable and supportable information that was available without undue cost or effort at the reporting date about past events, current conditions and forecasts of future economic conditions.

Probability of default (PD) and Loss given default (LGD) for each category of financial asset is being calculated by considering factors such as debtor type, credit rating and portfolio. The estimates are regularly being reviewed in order to reduce discrepancies with actual losses.

In measuring the expected credit losses, the Group is also using reasonable and supportable macroeconomic indicators such as economic growth rates, interest rates, market index rates, etc., in order to forecast future economic conditions.

The Group is conducting the following procedures to estimate and apply future economic forecast information.

•	Development of prediction models by analyzing the correlation between default rates of corporate and retail exposures per year and macroeconomic indicators

Major macroeconomic indicators	Correlation between credit risk and macroeconomic indicators
GDP growth rate	Negative(-) Correlation
Home price index	Negative(-) Correlation
Consumer price index	Negative(-) Correlation

•

Calculation of predicted default rate incorporating future economic forecasts by applying estimated macroeconomic indicators provided by verified institutions such as Bank of Korea and National Assembly Budget Office to the prediction model developed

The results of Woori Bank’s sensitivity analysis on expected credit loss allowance due to changes in macroeconomic indicators as of December 31, 2020 are as follows (Unit: Korean Won in millions):

			December 31, 2020
Corporate	GDP growth rate	Increase by 1% point	(86,086)
		Decrease by 1% point	96,177
Retail	Consumer Price Index	Increase by 1% point	(15,807)
		Decrease by 1% point	17,119

The Economic outlook of each major macroeconomic indicator for the year 2021 is as follows:

Major macroeconomic indicators	Basic Scenario	Upside Scenario	Downside Scenario
GDP growth rate	3.00%	3.19%	2.66%
Consumer Price Index	1.00%	1.07%	0.88%
Home Price Index	100.98	101.09	100.78

Woori Bank’s probability weights for multiple economic scenario are as follows:

Basic Scenario	Upside Scenario	Downside Scenario
47.46%	14.33%	38.21%

Assuming the probability weight for upside and downside scenario is 100% and all others remain the same, the Bank considered multiple economic scenario in applying the future economic forecast information to measure expected credit losses. The sensitivity analysis results on the Bank’s expected credit losses is as follows (Unit: Korean Won in millions):

Scenario	Difference from carrying amount
Upside	(31,141)
Downside	30,642

At the end of every reporting period, the Group evaluates whether credit risk reflecting forward-looking information has significantly been increased since the date of initial recognition. When evaluating whether credit risk has significantly been increased, the changes in the probability of default over the financial instrument’s remaining life is used instead of changes in the amount of expected credit losses.

The Bank performs the above evaluation with distinctions made to corporate and retail exposures, and indicators of significant increase in credit risk are as follows:

Corporate Exposures	Retail Exposures
Asset quality level ‘Precautionary’ or lower	Asset quality level ‘Precautionary’ or lower
More than 30 days past due	More than 30 days past due
‘Warning’ level in early warning system	Significant decrease in credit rating(*)
Debtor experiencing financial difficulties (Capital impairment, Adverse opinion or Disclaimer of opinion by external auditors)	Deferment of repayment of principal and interest
Significant decrease in credit rating(*)	Deferment of interest
Deferment of repayment of principal and interest
Deferment of interest

(*)

Determining whether there has been a significant decrease in the credit rating of corporate and retail exposures applies only to credit ratings that are measured through 12-month expected credit loss. The Woori Bank, which is an important subsidiary of the Group, has applied the above indicators of significant decrease in credit rating since initial recognition as follows, and the estimation method is regularly being monitored.

	Credit rating	Significant increased indicator of the credit rating
Corporate	AAA ~ A+	More than or equal to 4 steps
	A- ~ BBB	More than or equal to 3 steps
	BBB- ~ BB+	More than or equal to 2 steps
	BB ~ BB-	More than or equal to 1 step
Retail	1 ~ 3	More than or equal to 3 steps
	4 ~ 5	More than or equal to 2 steps
	6 ~ 10	More than or equal to 1 step

The Group sees no significant increase in credit risk after initial recognition for debt securities, etc. with a credit rating of A + or higher, which are deemed to have low credit risk at the end of the reporting period

The Group concludes that credit is impaired when financial assets are under conditions stated below:

•	When principal of loan is overdue for 90 days or longer due to significant deterioration in credit

•	For loans overdue for less than 90 days, when it is determined that not even a portion of the loan will be recovered unless claim actions such as disposal of collaterals are taken

•	When other objective indicators of impairment have been noted for the financial asset.

The Group determines which loan is subject to write-off in accordance with internal guidelines and writes off loan receivables when it is determined that the loans are practically irrecoverable. For example, loans are practically irrecoverable when application is made for rehabilitation under the Debtor Rehabilitation and Bankruptcy Act and loans are confirmed as irrecoverable by the court’s decision to waive debtor’s obligation, or when it is impossible to recover the loan amount through legal means such as auctioning of debtor’s assets or through any other means of recovery available. Notwithstanding the write-off, the Group may still exercise its right of collection after the asset has been written off in accordance with its collection policies.

(4) Defined benefit plan

The Group operates a defined benefit pension plan. Defined benefit obligation is calculated at every end of the reporting period by performing actuarial valuation, and estimation of assumptions such as discount rate, expected wage growth rate and mortality rate is required to perform such actuarial valuation. The defined benefit plan, due to its long-term nature, contains significant uncertainties in its estimates.